UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of event reported) June 27, 1997



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



                    Indiana                       35-1938254
             (State or other jurisdiction of   (I.R.S. Employer
             incorporation or organization)    Identification Number)



           202 East Spring St., PO Box 939, New Albany, Indiana 47150
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224

         This Current Report on Form 8-K is being filed to report the appointment of Gordon L. Huncilman, Kerry M. Stemler, Dale L.Orem, and
Steve Stemler  to the Board of  Directors of   Community Bank Shares of
Indiana, Inc., on May 20, 1997, at the Community Bank Shares of Indiana, Inc. regular board of directors meeting. Their first full board meeting was held on June 17, 1997.


         The following press release is hereby filed as an exhibit with this report:


Community Bank Shares of Indiana, Inc.
Announces Appointment of Four New Directors

On May 20, Community Bank Shares of Indiana, Inc., with consolidated assets of over $235,000,000, appointed four new members to join the Board of Directors. The holding company's two wholly owned banking affiliates include, New Albany, Indiana's Community Bank and Jeffersonville, Indiana's Heritage Bank.

The locally owned bank holding company announced the appointment of Gordon L. Huncilman, President of Huncilman & Sons, Kerry M. Stemler, President and Owner of K.M. Stemler Co., Inc., Steve Stemler, President of Stemler & Sons, Inc., and Dale Orem, Chairman of Heritage Bank.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



Dated    June 27, 1997                          BY: S/  Robert E. Yates
---------------------------------------           --------------------------
                                                        Robert E. Yates
                                                        President and CEO


Dated    June 27, 1997                          BY: /S/ James M. Stutsman
---------------------------------------
                                                        James M. Stutsman
                                                        Chief  Financial Officer